Business Address	-	900 Cottage Grove Road, A4COL Bloomfield, CT 06002

Mailing Address	-	900 Cottage Grove Road, A4COL Hartford, CT 06152

Telephone No.	-	800-225-0646

Supplement Dated December 1, 2008 to Prospectuses Dated March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective January 30, 2009, the Premier VIT OpCap Equity Portfolio will be closed and all funds liquidated. Unless you provide us with instructions, any proceeds of the liquidation out of the Premier VIT OpCap Equity Portfolio will be transferred to the PIMCO VIT Money Market Portfolio.